United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-3984

(Investment Company Act File Number)

Federated International Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/15

Date of Reporting Period: 11/30/15

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2015
Share Class	Ticker
A	FTIIX
B	FTBBX
C	FTIBX

Federated International Bond Fund
Fund Established 1991

A Portfolio of Federated International Series, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2014 through November 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Bond Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2015, was -6.30% for Class A Shares, -6.96% for Class B Shares and -7.02% for Class C Shares. The total return for the JPMorgan Global (ex-U.S.) Government Index (JPMGXUS),1 the Fund's broad-based securities market index, was -7.01% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the JPMGXUS.
The Fund's investment strategy focused on four central factors which helped define the Fund's performance relative to the JPMGXUS: (1) the currency denomination of the selected securities; (2) the effective duration2 of the portfolio; (3) security selection; and (4) country3 selection. These four market elements were the most significant factors affecting the Fund's performance relative to the JPMGXUS.
The following discussion will focus on the Fund's Class A Shares.
MARKET OVERVIEW
During the reporting period, global markets were galvanized by a myriad of narratives, but arguably four central influences shaped global risk premiums: weak oil prices, European quantitative easing (QE), tepid Chinese growth and U.S. monetary policy. Most other narratives were simply derivative fallouts of these factors.
Early in the reporting period, declining oil prices were the single largest destabilizing force in the closing months of 2014. Even the impact of augmented stimulus by both the European Central Bank (ECB) and Bank of Japan (BOJ) paled in comparison to the rapid decline of benchmark oil prices per the West Texas Intermediate benchmark. Clearly, the hardest hit markets were the oil producing economies, but ramifications were widespread and reverberated through practically every asset class.
The worsening outlook in Europe incited central bank authorities to further boost their QE initiatives. ECB president Mario Draghi obtained consent from other council members to materially increase the central bank's balance sheet target. This objective was nearly a full one trillion euro expansion. Shortly after the announcement, the euro proceeded to weaken by nearly 12% in the opening months of 2015. Mid-period, it became evident that Greece was headed into an impasse with its creditors; market repercussions were nearly unavoidable at this point. Peripheral European Union bond spreads widened well beyond the point where the ECB had initiated QE. Despite severe declines in both European bond and equity markets, the euro fared remarkably well and managed not to lose any further ground. In response, the ECB declared that it would continue its asset purchase program for as long as necessary to restore
Annual Shareholder Report

price stability. This declaration made it clear that the ECB would not tolerate further sell-offs in European rates.4 Unfortunately, just as Greek uncertainties reached accord, Chinese growth concerns hurriedly became the new source of market stress.
Similarly, the BOJ unexpectedly eased monetary policy, due to concerns that a decline in oil prices would weigh on consumer prices and suppress inflation expectations. The Japanese central bank decided to increase the pace at which it expands base money to about 80 trillion yen ($726 billion) per year. Just as notable, Japan's colossal Government Pension Investment Fund (GPIF), owning as much as $1.1 trillion in assets, announced a holdings redistribution. Specifically, the fund would increase its equity holdings to 25%, from the prior 12%.
The broader macro environment continued to conspire against the commodity-bloc countries, namely Australia, New Zealand and Canada. Sluggish economic data out of China in conjunction with falling commodities hit the exchange values of these three economies fairly hard. Additionally, the abrupt rise in volatility took matters from bad to worse for all three currencies. Foreign exchange returns were overwhelmingly negative for the currencies of Canada, Australia and New Zealand, as they surrendered -14.56%, -15.04% and -16.03%, respectively, to the U.S. dollar (USD) during the reporting period.
As the reporting period ended, the People's Bank of China unexpectedly relaxed currency exchange protocols and allowed natural market forces to determine daily exchange rates. The announcement led to a 2% devaluation in the Chinese yuan (CNY), the largest one day adjustment in 20 years. Global equity and commodity markets did not process this news lightly as investors began to handicap the effects of a lower CNY on export-driven economies. Obviously, hardest hit were the emerging economies that were tied to both exports and commodities.
As volatility premiums intensified so did the demand for the relative safety of government bonds. The slowdown in China and drop in global energy prices delayed the U.S. Federal Reserve's (the Fed) tightening schedule.
CURRENCY DENOMINATION
The most influential factor affecting the Fund's performance was the currency denomination of the selected securities. Early in the reporting period, the Fund remained positioned with a large concentration of USD holdings. The bulk of the USD overweight was shifted out of euro holdings and into USD. At one point, the Fund nearly held 15% less euro holdings than the JPMGXUS. Shortly after the ECB QE announcement, which catalyzed euro weakness, the Fund curtailed its euro underweight to 5% relative to JPMGXUS.
Annual Shareholder Report

Early on during the reporting period, the Fund also eliminated all overweight holdings linked to commodities. Commodity currencies like those of Canada, Australia and New Zealand were some of the worst-performing currencies during the reporting period. As Chinese growth expectations grew more opaque, the Fund continued to mitigate currency allocations to any commodity-centric economy.
Lastly, as general market volatility began to increase, Fund management neutralized an underweight allocation to the Japanese yen relative to the JPMGXUS. Shortly after, the yen began to appreciate as investors reached for the relative safety and liquidity of Japanese based holdings. On a relative basis, the Japanese yen was the best performing currency within the G10 community during the reporting period.
This general defensive positioning helped the Fund meaningfully outperform the JPMGXUS.
DURATION
The effective duration of the portfolio also played a sizable role in the Fund's performance. The Fund's weighted average duration at the end of the reporting period was 6.86 years. Fund duration is effectively the Fund's sensitivity to movements in interest rates; the lower the duration the less the net asset value of the fund will fluctuate due to changes in interest rates. The Fund generally maintained an underweight allocation relative to JPMGXUS throughout the reporting period. The composition of duration generally favored European peripheral countries, like Spain and Italy, both of which greatly benefited from Europe's QE program. In contrast, the Fund had a lower duration sensitivity to core European bonds, such as Germany and France. As U.S. Fed target interest rate hiking expectations increased, core European bonds underperformed their peripheral counterparts. The Fund's general shorter duration relative to the JPMGXUS had a positive effect on Fund performance.
Annual Shareholder Report

SECURITY AND COUNTRY SELECTION
Both security and country selection were prominent investment decision points. Midway through the reporting period, the Fund meaningfully reduced its corporate holdings in favor of government-issued bonds. The growth challenges that were handicapping both Europe and China elevated market volatility globally. Consequently, the general safety of government bonds began to outperform corporate issued debt. Country selection varied throughout the reporting period, but overweight exposures, relative to JPMGXUS, in the European peripheral countries was fairly constant. Lastly, the Fund's abstention from overweight holdings in commodity-linked investments benefited overall Fund performance and sheltered the Fund from excessive market volatility.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the JPMGXUS.
2	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Bond Fund from November 30, 2005 to November 30, 2015, compared to the JPMorgan Global (ex-U.S.) Government Bond Index (JPMGXUS).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment - Class A Shares
Growth of $10,000 as of November 30, 2015
■	Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the graph above.
Average Annual Total Returns for the Period Ended 11/30/2015
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-10.53%	-2.10%	1.67%
Class B Shares	-12.08%	-2.31%	1.54%
Class C Shares	-7.95%	-1.93%	1.38%
JPMGXUS	-7.01%	-0.93%	3.24%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charge: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date.
2	The JPMGXUS is an index representative of the total return performance of major non-U.S. bond markets. The JPMGXUS is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2015, the Fund's issuer country and currency exposure composition1 were as follows:
Country	Country Exposure as a Percentage of Total Net Assets[2,3]	Currency Exposure as a Percentage of Total Net Assets[2,4]
Japan	18.0%	35.8%
Italy	13.1%	—
France	11.6%	—
Supranational[5]	8.9%	—
Netherlands	7.5%	—
Germany	5.5%	—
United States	5.2%	4.1%
United Kingdom	4.8%	6.2%
Spain	3.8%	—
Belgium	3.1%	—
Australia	2.1%	2.1%
Canada	1.7%	1.7%
Other[6]	3.1%	0.6%
Euro	—	37.9%
SUB-TOTAL	88.4%	88.4%
Cash Equivalents[7]	3.8%	3.8%
Derivative Contracts[8]	(2.0)%	(2.0)%
Other Assets and Liabilities—Net[9]	9.8%	9.8%
TOTAL	100.0%	100.0%
Annual Shareholder Report

1	Unless otherwise noted below, this table does not give effect to the impact of derivative contract instruments owned by the Fund. More complete information regarding the Fund's investments in derivative contracts can be found in the tables at the end of the Portfolio of Investments included in this Report.
The fixed-income securities of some issuers may not be denominated in the currency of the issuer's designated country. Therefore, the two columns above “Country Exposure as a Percentage of Total Net Assets” and “Currency Exposure as a Percentage of Total Net Assets” may not be equal.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	This column depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company has registered the security. However, the Fund's Adviser may allocate the company to a country based on other factors such as the location of the company's head office, the jurisdiction of the company's incorporation, the location of the principal trading market for the company's securities or the country from which a majority of the company's revenue is derived.
4	This column depicts the Fund's exposure to various currencies through its investment in foreign fixed-income securities, currency derivative contracts and foreign exchange contracts (which for purposes of this Report includes any currency options sold by the Fund and currency forward contracts).
5	Supranational consists of European Investment Banks.
6	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund's total net assets have been aggregated under the designation of “Other.”
7	Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
8	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investment in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.
9	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2015
Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		BONDS—84.3%
		AUSTRALIAN DOLLAR—2.1%
		Sovereign—0.6%
300,000		Australia, Government of, 2.75%, 4/21/2024	$216,548
		State/Provincial—1.5%
640,000		Queensland Treasury Corp., Series 21, 5.50%, 6/21/2021	527,008
		TOTAL AUSTRALIAN DOLLAR	743,556
		BRITISH POUND—6.2%
		Insurance—1.4%
320,000		MetLife Global Funding I, Series EMTN, 2.875%, 1/11/2023	491,177
		Sovereign—4.8%
400,000		Treasury Group Ltd., 4.25%, 3/7/2036	774,764
470,000		United Kingdom, Government of, Unsecd. Note, 4.25%, 6/7/2032	898,845
		TOTAL	1,673,609
		TOTAL BRITISH POUND	2,164,786
		CANADIAN DOLLAR—1.7%
		Sovereign—1.7%
800,000		Canada, Government of,1.50%, 6/1/2023	604,974
		DANISH KRONE—0.2%
		Mortgage Banks—0.2%
388,091		Realkredit Danmark A/S, Series 23D, 5.00%, 10/1/2035	61,283
		EURO—37.9%
		Sovereign—37.9%
340,000	[1,2]	Belgium, Government of, 0.80%, 6/22/2025	359,757
600,000		Belgium, Government of, 2.25%, 6/22/2023	720,966
1,250,000	[1,2]	Bonos Y Oblig Del Estado, Unsecd. Note, 1.60%, 4/30/2025	1,337,192
350,000		Bundesrepublic Deutschland, 3.25%, 7/4/2021	439,812
410,000		Bundesrepublic Deutschland, Unsecd. Note, 0.50%, 2/15/2025	436,698
1,350,000		Buoni Poliennali Del Tes, 2.15%, 12/15/2021	1,543,866
900,000		Buoni Poliennali Del Tes, 4.50%, 5/1/2023	1,184,718
1,000,000		Buoni Poliennali Del Tes, 4.50%, 3/1/2024	1,329,664
500,000		France, Government of, 0.50%, 5/25/2025	518,100
750,000		France, Government of, 3.75%, 4/25/2021	951,232
850,000		France, Government of, 4.25%, 10/25/2023	1,166,442
250,000		France, Government of, 4.50%, 4/25/2041	414,736
Annual Shareholder Report

Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		BONDS—continued
		EURO—continued
		Sovereign—continued
950,000	[3]	France, Government of, Unsecd. Note, 0.00%, 5/25/2020	$1,007,001
500,000		Germany, Government of, 4.75%, 7/4/2028	785,652
900,000	[1,2]	Netherlands, Government of, 1.75%, 7/15/2023	1,054,311
		TOTAL	13,250,147
		TOTAL EURO	13,250,147
		JAPANESE YEN—35.8%
		Banking—14.1%
160,000,000		Asian Development Bank, 2.35%, 6/21/2027	1,599,168
155,000,000		European Investment Bank, Sr. Unsecd. Note, 2.15%, 1/18/2027	1,504,507
25,000,000		KFW, 2.05%, 2/16/2026	240,885
190,000,000		Rabobank Nederland NV, Utrecht, Series EMTN, 1.85%, 4/12/2017	1,576,900
		TOTAL	4,921,460
		Finance—2.3%
97,000,000		General Electric Capital Corp., Series MTN, 2.00%, 2/22/2017	804,124
		Sovereign—19.4%
61,000,000		Italy, Government of, Sr. Unsecd. Note, 3.70%, 11/14/2016	509,655
193,000,000		Japan, Government of, Sr. Unsecd. Note, 1.80%, 9/20/2030	1,815,909
140,000,000		Japan, Government of, Sr. Unsecd. Note, 1.90%, 12/20/2028	1,331,194
110,000,000		Japan, Government of, Sr. Unsecd. Note, 2.10%, 12/20/2026	1,058,359
215,000,000		Japan, Government of, Sr. Unsecd. Note, 2.10%, 3/20/2027	2,070,130
		TOTAL	6,785,247
		TOTAL JAPANESE YEN	12,510,831
		SWEDISH KRONA—0.4%
		Sovereign—0.4%
1,150,000		Sweden, Government of, 2.50%, 5/12/2025	152,727
		TOTAL BONDS (IDENTIFIED COST $30,999,330)	29,488,304
		EXCHANGE-TRADED FUND—1.4%
4,600		iShares JP Morgan USD Emerging Markets Bond Fund (IDENTIFIED COST $497,405)	498,594
Annual Shareholder Report

Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	INVESTMENT COMPANIES—6.5%[4]
1,224,039	Federated Prime Value Obligations Fund, Institutional Shares, 0.17%[5]	$1,224,039
111,247	Federated Project and Trade Finance Core Fund	1,040,160
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $2,335,973)	2,264,199
	TOTAL INVESTMENTS—92.2% (IDENTIFIED COST $33,832,708)[6]	32,251,097
	OTHER ASSETS AND LIABILITIES - NET—7.8%[7]	2,731,982
	TOTAL NET ASSETS—100%	$34,983,079
At November 30, 2015, the Fund had the following open futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
[8]Japan 10 Year Bond, Short Futures	3	$3,619,740	December 2015	$(5,857)
[8]United States Treasury Notes, 10 Year, Long Futures	40	$5,057,500	March 2016	$(1,809)
UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(7,666)
At November 30, 2015, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/1/2015	Bank of America	500,000 GBP	6,322,850 SEK	$28,098
12/1/2015	Goldman Sachs	450,000 EUR	$497,128	$(21,683)
12/1/2015	Goldman Sachs	$502,982	60,083,275 JPY	$14,897
12/1/2015	Goldman Sachs	$497,018	59,370,825 JPY	$14,720
12/1/2015	JPMorgan	800,000 AUD	$565,691	$12,871
12/1/2015	JPMorgan	1,000,000 EUR	$1,141,213	$(84,666)
12/1/2015	JPMorgan	1,000,000 EUR	$1,125,897	$(69,350)
12/1/2015	JPMorgan	1,000,000 EUR	$1,139,142	$(82,595)
12/1/2015	JPMorgan	450,000 EUR	$507,395	$(31,949)
12/1/2015	JPMorgan	300,000 GBP	$456,887	$(5,059)
12/1/2015	JPMorgan	1,100,000 NZD	945,876 CAD	$15,792
12/1/2015	JPMorgan	$200,000	268,568 CAD	$(1,107)
12/1/2015	JPMorgan	$200,000	268,568 CAD	$(1,107)
12/1/2015	JPMorgan	$200,000	268,568 CAD	$(1,107)
12/1/2015	JPMorgan	$196,400	263,734 CAD	$(1,087)
Annual Shareholder Report

Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased: (continued)
12/1/2015	JPMorgan	$50,000	67,098 CAD	$(244)
12/1/2015	JPMorgan	$50,000	67,098 CAD	$(244)
12/1/2015	JPMorgan	$50,000	67,098 CAD	$(244)
12/1/2015	JPMorgan	$49,100	65,891 CAD	$(240)
12/1/2015	JPMorgan	$1,500,000	2,095,292 SGD	$14,557
12/10/2015	JPMorgan	737,300 EUR	$781,179	$(1,901)
12/10/2015	JPMorgan	1,770,000 GBP	$2,657,809	$8,134
12/15/2015	JPMorgan	1,400,000 CAD	132,601,742 JPY	$(29,558)
12/15/2015	JPMorgan	1,200,000 EUR	$1,340,037	$(71,484)
12/15/2015	JPMorgan	400,000 EUR	$429,296	$(6,446)
12/15/2015	JPMorgan	400,000 EUR	$425,243	$(2,392)
12/15/2015	JPMorgan	1,100,000 GBP	$1,698,709	$(41,858)
12/15/2015	JPMorgan	770,000 GBP	$1,201,306	$(41,510)
12/15/2015	JPMorgan	770,000 GBP	$1,205,989	$(46,193)
12/15/2015	JPMorgan	700,000 GBP	$1,078,302	$(23,943)
12/15/2015	JPMorgan	400,000 GBP	$627,385	$(24,894)
12/15/2015	JPMorgan	$350,000	458,397 CAD	$6,750
12/15/2015	JPMorgan	$750,000	90,743,655 JPY	$12,368
12/15/2015	JPMorgan	$750,000	90,281,422 JPY	$16,125
12/15/2015	JPMorgan	$625,000	77,827,894 JPY	$(7,643)
12/15/2015	JPMorgan	$460,000	55,372,605 JPY	$9,890
2/2/2016	State Street	1,500,000 GBP	$2,254,740	$4,807
Contracts Sold:
12/1/2015	Bank of America	500,000 GBP	6,231,750 SEK	$(38,543)
12/1/2015	Goldman Sachs	1,000,000 EUR	$1,136,063	$79,517
12/1/2015	Goldman Sachs	$1,000,000	120,025,200 JPY	$(24,978)
12/1/2015	JPMorgan	800,000 AUD	$584,399	$5,838
12/1/2015	JPMorgan	2,000,000 EUR	$2,293,559	$180,466
12/1/2015	JPMorgan	900,000 EUR	$1,005,192	$54,300
12/1/2015	JPMorgan	300,000 GBP	$456,048	$4,221
12/1/2015	JPMorgan	1,100,000 NZD	949,195 CAD	$(13,307)
12/1/2015	JPMorgan	$250,000	335,365 CAD	$1,125
12/1/2015	JPMorgan	$250,000	333,195 CAD	$(500)
12/1/2015	JPMorgan	$250,000	332,837 CAD	$(768)
12/1/2015	JPMorgan	$245,500	328,536 CAD	$511
12/1/2015	JPMorgan	$1,500,000	2,120,821 SGD	$3,542
12/2/2015	BNY Mellon	1,766,597 GBP	$2,652,793	$(7,865)
12/15/2015	JPMorgan	1,400,000 CAD	132,170,080 JPY	$26,049
Annual Shareholder Report

Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Sold: (continued)
12/15/2015	JPMorgan	1,200,000 EUR	$1,345,802	$77,249
12/15/2015	JPMorgan	1,100,000 GBP	$1,683,617	$26,766
12/15/2015	JPMorgan	770,000 GBP	$1,199,795	$39,999
12/15/2015	JPMorgan	770,000 GBP	$1,214,084	$54,288
12/15/2015	JPMorgan	500,000 GBP	$772,172	$19,057
12/15/2015	JPMorgan	400,000 GBP	$617,737	$15,246
12/15/2015	JPMorgan	200,000 GBP	$306,121	$4,876
12/15/2015	JPMorgan	$350,000	458,526 CAD	$(6,653)
12/15/2015	JPMorgan	$1,500,000	180,058,200 JPY	$(36,352)
12/15/2015	JPMorgan	$625,000	77,491,906 JPY	$4,912
12/15/2015	JPMorgan	$460,000	55,135,448 JPY	$(11,818)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$17,683
Net Unrealized Appreciation/(Depreciation) on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2015, these restricted securities amounted to $2,751,260, which represented 7.9% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2015, these liquid restricted securities amounted to $2,751,260, which represented 7.9% of total net assets.
3	Zero coupon bond.
4	Affiliated holdings.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $34,084,634.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
8	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Bonds	$—	$29,488,304	$—	$29,488,304
Exchange-Traded Fund	498,594	—	—	498,594
Investment Companies	1,224,039	1,040,160[1]	—	2,264,199
TOTAL SECURITIES	$1,722,633	$30,528,464	$—	$32,251,097
Other Financial Instruments:[2]
Assets	$—	$756,971	$—	$756,971
Liabilities	(15,531)	(731,423)	—	(746,954)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(15,531)	$25,548	$—	$10,017
1	Federated Project and Trade Finance Core Fund is an affiliated holding offered only to registered investment companies and other accredited investors. An investment in this fund is deemed Level 2 due to the fact that the net asset value (the NAV) is not publically available and the price of shares redeemed may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
2	Other financial instruments include futures contracts and foreign exchange contracts.
The following acronyms are used throughout this portfolio:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EMTN	—Euro Medium Term Note
EUR	—Euro
GBP	—Great Britain Pound
JPY	—Japanese Yen
MTN	—Medium Term Note
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.16	$10.58	$11.65	$11.67	$11.53
Income From Investment Operations:
Net investment income[1]	0.06	0.11	0.14	0.15	0.19
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	(0.70)	(0.39)	(0.86)	0.33	0.44
TOTAL FROM INVESTMENT OPERATIONS	(0.64)	(0.28)	(0.72)	0.48	0.63
Less Distributions:
Distributions from net investment income	—	(0.14)	(0.35)	(0.50)	(0.49)
Net Asset Value, End of Period	$9.52	$10.16	$10.58	$11.65	$11.67
Total Return[2]	(6.30)%	(2.65)%	(6.36)%	4.29%	5.67%
Ratios to Average Net Assets:
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	0.57%	1.02%	1.32%	1.31%	1.60%
Expense waiver/reimbursement[3]	1.20%	1.02%	0.95%	1.03%	1.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$30,725	$51,347	$49,202	$59,710	$65,555
Portfolio turnover	90%	87%	44%	67%	37%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.91	$10.31	$11.32	$11.35	$11.22
Income From Investment Operations:
Net investment income (loss)[1]	(0.02)	0.03	0.06	0.06	0.10
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	(0.67)	(0.38)	(0.84)	0.32	0.43
TOTAL FROM INVESTMENT OPERATIONS	(0.69)	(0.35)	(0.78)	0.38	0.53
Less Distributions:
Distributions from net investment income	—	(0.05)	(0.23)	(0.41)	(0.40)
Net Asset Value, End of Period	$9.22	$9.91	$10.31	$11.32	$11.35
Total Return[2]	(6.96)%	(3.44)%	(7.00)%	3.44%	4.88%
Ratios to Average Net Assets:
Net expenses	1.74%	1.74%	1.74%	1.74%	1.74%
Net investment income (loss)	(0.18)%	0.29%	0.55%	0.58%	0.87%
Expense waiver/reimbursement[3]	0.96%	0.78%	0.70%	0.78%	0.76%
Supplemental Data:
Net assets, end of period (000 omitted)	$901	$1,515	$1,986	$3,444	$5,748
Portfolio turnover	90%	87%	44%	67%	37%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.83	$10.23	$11.26	$11.29	$11.16
Income From Investment Operations:
Net investment income (loss)[1]	(0.02)	0.03	0.06	0.06	0.10
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	(0.67)	(0.37)	(0.83)	0.32	0.43
TOTAL FROM INVESTMENT OPERATIONS	(0.69)	(0.34)	(0.77)	0.38	0.53
Less Distributions:
Distributions from net investment income	—	(0.06)	(0.26)	(0.41)	(0.40)
Net Asset Value, End of Period	$9.14	$9.83	$10.23	$11.26	$11.29
Total Return[2]	(7.02)%	(3.35)%	(7.04)%	3.49%	4.90%
Ratios to Average Net Assets:
Net expenses	1.74%	1.74%	1.74%	1.74%	1.74%
Net investment income (loss)	(0.17)%	0.29%	0.56%	0.57%	0.87%
Expense waiver/reimbursement[3]	0.95%	0.78%	0.70%	0.78%	0.76%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,356	$6,642	$8,887	$11,647	$12,828
Portfolio turnover	90%	87%	44%	67%	37%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2015
Assets:
Total investments in securities, at value including $2,264,199 of investments in affiliated holdings (Note 5) (identified cost $33,832,708)		$32,251,097
Cash denominated in foreign currencies (identified cost $2,599,342)		2,601,422
Restricted cash (Note 2)		62,760
Unrealized appreciation on foreign exchange contracts		756,971
Income receivable		250,097
Receivable for daily variation margin on futures		13,074
Receivable for shares sold		3,064
TOTAL ASSETS		35,938,485
Liabilities:
Unrealized depreciation on foreign exchange contracts	$739,288
Bank overdraft	58,223
Payable for portfolio accounting fees	45,284
Payable for auditing fees	31,400
Payable for shares redeemed	20,103
Payable for transfer agent fees	19,674
Payable for other service fees (Notes 2 and 5)	5,505
Payable for distribution services fee (Note 5)	2,780
Payable to adviser (Note 5)	1,599
Payable for Directors'/Trustees' fees (Note 5)	456
Accrued expenses (Note 5)	31,094
TOTAL LIABILITIES		955,406
Net assets for 3,690,759 shares outstanding		$34,983,079
Net Assets Consists of:
Paid-in capital		$38,228,096
Net unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		(1,576,473)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(1,668,544)
TOTAL NET ASSETS		$34,983,079
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Shares:
Class A Shares:
Net asset value per share ($30,725,407 ÷ 3,225,901 shares outstanding) $0.0001 par value, 500,000,000 shares authorized	$9.52
Offering price per share (100/95.50 of $9.52)	$9.97
Redemption proceeds per share	$9.52
Class B Shares:
Net asset value per share ($901,270 ÷ 97,708 shares outstanding) $0.0001 par value, 500,000,000 shares authorized	$9.22
Offering price per share	$9.22
Redemption proceeds per share (94.50/100 of $9.22)	$8.71
Class C Shares:
Net asset value per share ($3,356,402 ÷ 367,150 shares outstanding) $0.0001 par value, 500,000,000 shares authorized	$9.14
Offering price per share	$9.14
Redemption proceeds per share (99.00/100 of $9.14)	$9.05
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2015
Investment Income:
Interest			$685,901
Dividends (including $48,233 received from affiliated holdings (Note 5))			50,255
TOTAL INCOME			736,156
Expenses:
Investment adviser fee (Note 5)		$352,128
Administrative fee (Note 5)		36,737
Custodian fees		23,350
Transfer agent fees		104,813
Directors'/Trustees' fees (Note 5)		7,304
Auditing fees		31,400
Legal fees		9,101
Distribution services fee (Note 5)		147,264
Other service fees (Notes 2 and 5)		115,909
Portfolio accounting fees		133,019
Share registration costs		50,322
Printing and postage		27,393
Tax expenses		4,072
Miscellaneous (Note 5)		17,603
TOTAL EXPENSES		1,060,415
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(352,128)
Waiver/reimbursement of other operating expenses	(196,450)
TOTAL WAIVERS AND REIMBURSEMENTS		(548,578)
Net expenses			511,837
Net investment income			224,319
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments (including realized loss of $(13,017) on sales of investments in affiliated holdings (Note 5)) and foreign currency transactions			(3,056,714)
Net realized gain on futures contracts			62,876
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(586,852)
Net change in unrealized depreciation of futures contracts			(7,666)
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions			(3,588,356)
Change in net assets resulting from operations			$(3,364,037)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$224,319	$535,872
Net realized loss on investments, futures contracts, written options and foreign currency transactions	(2,993,838)	(6,598,587)
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(594,518)	4,149,206
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,364,037)	(1,913,509)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	—	(635,629)
Class B Shares	—	(8,811)
Class C Shares	—	(50,735)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	—	(695,175)
Share Transactions:
Proceeds from sale of shares	12,037,281	20,463,813
Net asset value of shares issued to shareholders in payment of distributions declared	—	500,827
Cost of shares redeemed	(33,194,318)	(18,926,360)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(21,157,037)	2,038,280
Change in net assets	(24,521,074)	(570,404)
Net Assets:
Beginning of period	59,504,153	60,074,557
End of period	$34,983,079	$59,504,153
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2015
1. ORGANIZATION
Federated International Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of one non-diversified portfolio, Federated International Bond Fund (the “Fund”). The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Class B Shares were closed to new accounts/investors on June 1, 2015 and to new purchases/exchanges by existing shareholders on August 1, 2015. The investment objective of the Fund is to obtain a total return on its assets.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair
Annual Shareholder Report

value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares and Class C Shares may bear distribution services fees and other services fees unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay fees (“Other Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2015, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$100,964
Class B Shares	3,027
Class C Shares	11,918
TOTAL	$115,909
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The funds will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Futures Contracts
The Fund purchases and sells financial futures contracts to increase return and to manage duration risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at the period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $1,413,253 and $1,632,215, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to increase return and to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability
Annual Shareholder Report

of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $1,225,406 and $1,267,352, respectively. This is based on the amounts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to increase return and to manage currency risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset
Annual Shareholder Report

against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At November 30, 2015, the Fund had no outstanding option contracts.
The average market value of purchased options contracts held by the Fund throughout the period was $1,195. This is based on amounts held as of each month-end throughout the fiscal year.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$756,971	Unrealized depreciation on foreign exchange contracts	$739,288
Interest rate contracts	Receivable for daily variation margin on futures	(7,666)*		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$749,305		$739,288
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Options Purchased	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$(118,781)	$(363,909)	$(482,690)
Interest rate contracts	77,733	—	—	77,733
Equity contracts	(14,857)	—	—	(14,857)
TOTAL	$62,876	$(118,781)	$(363,909)	$(419,814)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Options Purchased	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$21,733	$142,050	$163,783
Interest rate contracts	(7,666)	—	—	(7,666)
TOTAL	$(7,666)	$21,733	$142,050	$156,117
As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. As of November 30, 2015, the impact of netting assets and liabilities and the offsetting of collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Foreign exchange contracts	$756,971	$(689,691)	$—	$67,280

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Foreign exchange contracts	$739,288	$(689,691)	$—	$49,597
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. CApital stock
The following tables summarize capital stock activity:
Year Ended November 30	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,162,907	$11,386,911	1,805,142	$19,215,556
Shares issued to shareholders in payment of distributions declared	—	—	43,508	450,311
Shares redeemed	(2,991,162)	(29,110,031)	(1,443,380)	(15,259,651)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,828,255)	$(17,723,120)	405,270	$4,406,216

Year Ended November 30	2015		2014
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	5,298	$49,968	24,146	$253,745
Shares issued to shareholders in payment of distributions declared	—	—	750	7,627
Shares redeemed	(60,423)	(573,780)	(64,678)	(672,438)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(55,125)	$(523,812)	(39,782)	$(411,066)

Year Ended November 30	2015		2014
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	63,222	$600,402	96,184	$994,512
Shares issued to shareholders in payment of distributions declared	—	—	4,255	42,889
Shares redeemed	(371,925)	(3,510,507)	(292,966)	(2,994,271)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(308,703)	$(2,910,105)	(192,527)	$(1,956,870)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,912,083)	$(21,157,037)	172,961	$2,038,280
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, partnership adjustments, net operating loss and expiration of capital loss carryforwards.
Annual Shareholder Report

For the year ended November 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
	Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(3,743,765)	$(224,319)	$3,968,084
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2015 and 2014, was as follows:
	2015	2014
Ordinary Income	$—	$695,175
As of November 30, 2015, the components of distributable earnings on a tax-basis were as follows:
Net unrealized depreciation	$(1,834,038)
Capital loss carryforwards	$(1,410,979)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
As of November 30, 2015, the cost of investments for federal tax purposes was $34,084,634. The net unrealized depreciation of investments for federal tax purposes, excluding any unrealized depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; and (c) futures contracts, was $1,833,537. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $74,418 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,907,955.
As of November 30, 2015, the Fund had a capital loss carryforward of $1,410,979 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
Annual Shareholder Report

The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$194,136	NA	$194,136
2016	$203,258	NA	$203,258
2017	$844,999	NA	$844,999
2018	$168,586	NA	$168,586
The Fund used capital loss carryforwards of $519,270 to offset capital gains realized during the year ended November 30, 2015. Capital loss carryforwards of $539,014 expired during the year ended November 30, 2015.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2015, the Adviser voluntarily waived $351,372 of its fee and voluntarily reimbursed $95,386 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Services Fees Waived
Class A Shares	$102,430	$(101,064)
Class B Shares	9,082	—
Class C Shares	35,752	—
TOTAL	$147,264	$(101,064)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2015, FSC retained $7,877 of fees paid by the Fund.
Other Service Fees
For the year ended November 30, 2015, FSSC received $3,185 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2015, FSC retained $1,290 in sales charges from the sale of Class A Shares. FSC also retained $441, $877 and $969 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.99%, 1.74% and 1.74% (the “Fee Limit”), respectively, up to but not including
Annual Shareholder Report

the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2015, the Adviser reimbursed $756. Transactions with the affiliated holdings during the year ended November 30, 2015, were as follows:
	Federated Prime Value Obligations Fund, Institutional Shares	Federated Project and Trade Finance Core Fund	Total of Affiliated Transactions
Balance of Shares Held 11/30/2014	3,834,050	142,556	3,976,606
Purchases/Additions	19,859,797	5,094	19,864,891
Sales/Reductions	(22,469,808)	(36,403)	(22,506,211)
Balance of Shares Held 11/30/2015	1,224,039	111,247	1,335,286
Value	$1,224,039	$1,040,160	$2,264,199
Dividend Income	$612	$47,621	$48,233
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2015, were as follows:
Purchases	$40,035,036
Sales	$59,569,688
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
Annual Shareholder Report

8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated inTERNATIONAL series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL bond fund:
We have audited the accompanying statement of assets and liabilities of Federated International Bond Fund (the “Fund”) (the sole portfolio of Federated International Series, Inc.), including the portfolio of investments, as of November 30, 2015 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Bond Fund, the sole portfolio of Federated International Series, Inc., at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2016
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2015	Ending Account Value 11/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$994.80	$4.95
Class B Shares	$1,000	$991.40	$8.69
Class C Shares	$1,000	$991.30	$8.69
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.10	$5.01
Class B Shares	$1,000	$1,016.34	$8.80
Class C Shares	$1,000	$1,016.34	$8.80
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.99%
Class B Shares	1.74%
Class C Shares	1.74%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Corporation comprised one portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Indefinite Term Began serving: March 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: August 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: March 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: March 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: January 2003	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2015
Federated International Bond Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees
Annual Shareholder Report

charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the fund with the Adviser and noted the position of the Fund's fee rates relatives to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation
Annual Shareholder Report

reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the
Annual Shareholder Report

Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420G408
CUSIP 31420G507
CUSIP 31420G606
3010401 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $32,700

Fiscal year ended 2014 - $31,400

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $43

Fiscal year ended 2014 - $15

Fiscal year ended 2015- Travel to Audit Committee Meeting.

Fiscal year ended 2014- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $84 and $0 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $30,174 and $21,164 respectively. Fiscal year ended 2015- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2014- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2015 - $49,093

Fiscal year ended 2014 - $81,721

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated International Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2016

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016